Consolidated Statements of Income                      Exhibit 99

Household Finance Corporation and Subsidiaries
In millions.
Year ended December 31                                 1997        1996
                                                   --------   ---------
Finance income                                     $2,131.3    $1,927.9
Other interest income                                  22.1        35.9
Interest expense                                      998.5       911.1
                                                   --------    --------
Net interest margin                                 1,154.9     1,052.7
Provision for credit losses on owned receivables      801.1       522.8
                                                   --------    --------
Net interest margin after provision for
  credit losses                                       353.8       529.9
                                                   --------    --------
Securitization income                                 994.2       720.1
Insurance revenues                                    175.1       167.9
Investment income                                     109.0       145.2
Fee income                                            335.7       178.4
Other income                                          144.1        69.8
                                                   --------    --------
Total other revenues                                1,758.1     1,281.4
                                                   --------    --------
Salaries and fringe benefits                          479.5       392.8
Other operating expenses                              537.8       543.8
Amortization of acquired intangibles
  and goodwill                                        143.4       121.1
Policyholders' benefits                               165.5       204.0
                                                   --------    --------
Total costs and expenses                            1,326.2     1,261.7
                                                   --------    --------
Income before income taxes                            785.7       549.6
Income taxes                                          272.3       180.6
                                                   --------    --------
Net income                                         $  513.4    $  369.0
                                                   ========    ========

Consolidated Balance Sheets

Household Finance Corporation and Subsidiaries
In millions, except share data.
At December 31                                           1997        1996
                                                    ---------  ----------
Assets
Cash                                                $   291.4   $   228.5
Investment securities                                 1,723.8     1,720.0
Receivables, net                                     17,677.8    16,391.7
Advances to parent company and affiliates                10.5           -
Acquired intangibles and goodwill, net                1,734.2       938.2
Properties and equipment, net                           235.5       268.7
Real estate owned                                       102.3       112.1
Other assets                                          1,159.2       928.2
                                                    ---------   ---------
Total assets                                        $22,934.7   $20,587.4
                                                    =========   =========

Liabilities and Shareholder's Equity
Debt:
  Commercial paper, bank and other
     borrowings                                     $ 4,962.0   $ 5,223.5
  Senior and senior subordinated debt
     (with original maturities over one year)        12,022.0    10,648.3
                                                    ---------   ---------
Total debt                                           16,984.0    15,871.8
Insurance policy and claim reserves                   1,057.1     1,021.7
Borrowings from parent company and affiliates               -         7.6
Other liabilities                                       862.2       993.5
                                                    ---------   ---------
Total liabilities                                    18,903.3    17,894.6
Preferred stock                                             -       100.0
Common shareholder's equity:
  Common stock, $1.00 par value, 1,000 shares
     authorized, issued and outstanding at
     December 31, 1997 and 1996, and additional
     paid-in capital                                  2,056.3       892.8
  Retained earnings                                   1,980.4     1,721.6
  Foreign currency translation adjustments               (8.3)       (8.9)
  Unrealized gain (loss) on investments, net              3.0       (12.7)
                                                    ---------   ---------
Total common shareholder's equity                     4,031.4     2,592.8
                                                    ---------   ---------
Total liabilities and shareholder's equity          $22,934.7   $20,587.4
                                                    =========   =========

-------------------------------------------------------------------------
1. Receivables

In millions.
At December 31                                           1997        1996
                                                    ---------   ---------
Home equity                                         $ 6,953.1   $ 2,513.9
Auto finance<F1>                                        476.5           -
MasterCard/Visa                                       4,105.0     6,308.9
Private label                                         3,365.2     3,807.0
Other unsecured                                       1,857.5     2,564.4
Commercial                                              755.0       892.6
                                                    ---------   ---------
Total owned receivables                              17,512.3    16,086.8
Accrued finance charges                                 240.9       215.8
Credit loss reserve for owned receivables              (857.6)     (671.5)
Unearned credit insurance premiums and claims
  reserves                                             (120.1)      (82.6)
Amounts due and deferred from receivables sales       1,591.5     1,404.8
Reserve for receivables serviced with limited
  recourse                                             (689.2)     (561.6)
                                                    ---------   ---------
Total owned receivables, net                         17,677.8    16,391.7
Receivables serviced with limited recourse           15,130.3    12,509.4
                                                    ---------   ---------
Total managed receivables, net                      $32,808.1   $28,901.1
                                                    =========   =========

The outstanding balance of receivables serviced with limited recourse consisted of the following:

In millions.
At December 31                                           1997        1996
                                                    ---------   ---------
Home equity                                         $ 3,125.9   $ 4,337.5
Auto finance<F2>                                        395.9           -
MasterCard/Visa                                       6,775.7     5,043.5
Private label                                         1,025.0       517.0
Other unsecured                                       3,807.8     2,611.4
                                                    ---------   ---------
Total                                               $15,130.3   $12,509.4
                                                    =========   =========

The combination of receivables owned and receivables serviced with limited recourse, which the company considers its managed portfolio, is shown below:

In millions.
At December 31                                           1997        1996
                                                    ---------   ---------
Home equity                                         $10,079.0   $ 6,851.4
Auto finance<F1>                                        872.4           -
MasterCard/Visa                                      10,880.7    11,352.4
Private label                                         4,390.2     4,324.0
Other unsecured                                       5,665.3     5,175.8
Commercial                                              755.0       892.6
                                                    ---------   ---------
Managed receivables                                 $32,642.6   $28,596.2
                                                    =========   =========

<F1> Prior to the fourth quarter of 1997, auto finance receivables were not significant and were included in other unsecured receivables.

<F2> Auto finance receivables were securitized by ACC before its acquisition in October 1997.

The following table sets forth the activity in the company's credit loss reserves:

In millions.
Year ended December 31                                  1997        1996
                                                    --------    --------
Credit loss reserves for owned receivables at
 January 1                                          $  671.5    $  531.8
Provision for credit losses-owned receivables          801.1       522.8
Owned receivables charged off                         (765.2)     (528.4)
Recoveries on owned receivables                         85.5        74.7
Portfolio acquisitions, net                             64.7        70.6
                                                    --------    --------
Total credit loss reserves for owned receivables
 at December 31                                        857.6       671.5
                                                    --------    --------
Credit loss reserves for receivables serviced with
 limited recourse at January 1                         561.6       334.2
Provision for credit losses-receivables serviced
 with limited recourse                                 731.8       568.1
Receivables charged off                               (692.3)     (356.0)
Recoveries                                              43.7        17.1
Other, net                                              44.4        (1.8)
                                                    --------    --------
Total credit loss reserves for receivables
 serviced with limited recourse at December 31         689.2       561.6
                                                    --------    --------
Total credit loss reserves for managed
 receivables at December 31                         $1,546.8    $1,233.1
                                                    ========    ========

--------------------------------------------------------------------------
2.  Managed Consumer Two-Month-and-Over Contractual Delinquency Ratios

                            1997 Quarter End              1996 Quarter End
                   -------------------------    --------------------------
                      4      3      2      1        4      3      2      1
                   ----   ----   ----   ----     ----   ----   ----   ----
Home equity        4.03%  3.20%  2.94%  3.53%    3.62%  3.59%  3.47%  3.36%
Auto finance<F1>   1.97      -      -      -        -      -      -      -
MasterCard/Visa    3.22   3.39   3.36   3.32     2.90   2.64   1.99   2.61
Private label      7.45   7.06   6.31   5.81     5.95   5.68   5.25   4.93
Other unsecured    9.22   8.52   7.85   7.68     7.04   6.79   6.59   6.50
                   ----   ----   ----   ----     ----   ----   ----   ----
Total              5.09%  4.84%  4.46%  4.62%    4.33%  4.14%  3.70%  4.01%
                   ====   ====   ====   ====     ====   ====   ====   ====

<F1> Prior to the fourth quarter of 1997, delinquency statistics for auto finance receivables were not significant. For prior periods, delinquency data for these receivables were included in the other unsecured category.

----------------------------------------------------------------------------------------
3. Managed Consumer Net Chargeoff Ratios

                              1997 Quarter Annualized            1996 Quarter Annualized
                    Full   --------------------------   Full   -------------------------
                    Year   --------------------------   Year   -------------------------
                    1997      4      3      2       1   1996      4      3      2      1
                    ----   ----   ----   ----    ----   ----   ----   ----   ----   ----
Home equity          .93%   .75%   .69%  1.09%   1.35%   .99%  1.22%   .96%   .91%   .85%
Auto finance <F1>   4.68   5.33      -      -       -      -      -      -      -      -
MasterCard/Visa     5.60   5.74   6.57   5.38    4.76   4.17   3.90   3.99   4.40   4.67
Private label       5.50   6.03   5.52   5.13    5.36   3.30   3.78   3.78   4.08   5.05
Other unsecured     7.15   7.78   7.36   6.78    6.34   5.10   5.53   5.57   4.31   4.85
-----               ----   ----   ----   ----    ----   ----   ----   ----   ----   ----
Total               4.51%  4.55%  4.65%  4.51%   4.31%  3.31%  3.51%  3.45%  3.29%  3.50%
                    ====   ====   ====   ====    ====   ====   ====   ====   ====   ====

<F1> Includes ACC net chargeoffs subsequent to our acquisition in October 1997.
     Prior to the fourth quarter of 1997, chargeoff statistics for auto finance receivables were not significant and were included in the other unsecured category.

------------------------------------------------------------------
4. Nonperforming Assets

In millions.
At December 31                                     1997        1996
                                               --------    --------
Nonaccrual managed receivables                 $  729.9    $  519.9
Accruing managed consumer receivables 90 or
  more days delinquent                            503.3       405.7
Renegotiated commercial loans                      12.4        12.9
                                               --------    --------
Total nonperforming managed receivables         1,245.6       938.5
Real estate owned                                 102.3       112.1
                                               --------    --------
Total nonperforming managed assets             $1,347.9    $1,050.6
                                               ========    ========
Managed credit loss reserves as a percent
  of nonperforming managed receivables            124.2%      131.4%
                                               --------    --------